EXHIBIT 10.30


                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                   (TERM LOAN)

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (Term Loan) ("AMENDMENT AGREEMENT") is made as of the Effective Date by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as Co-Lead Arranger (f./k/a Co-Syndication Agent), and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), St. Paul Bank for Cooperatives ("ST. PAUL BANK"), as Co-Lead Arranger (f./k/a Co-Syndication Agent), and the Syndication Parties signatory hereto, including CoBank and St. Paul Bank is such capacity (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank, and the Syndication Parties entered into a Credit Agreement (Term Loan) ("CREDIT AGREEMENT") dated as of June 1, 1998.

         B. The parties hereto desire to amend the Credit Agreement to change the Administrative Agent from St. Paul Bank to CoBank and to otherwise amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         2.1 Each reference in the Credit Agreement, including references in the introductory paragraph on page 1 thereof, in Subsection 1.144, and on certain signature pages, to the "Co-Syndication Agents" or to a "Co-Syndication Agent" shall be changed to a reference to the "Co-Lead Arrangers" or to a "Co-Lead Arranger".

         2.2 The amount of the Fin-Ag, Inc. loan exception set forth in Section 10.6(d) is increased from $50,000,000 to $60,000,000.

         2.3 Subsection 14.4.2 is amended in its entirety to read as provided below in Section 3.4 of this Amendment Agreement.

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3. RESIGNATION AND REPLACEMENT OF ADMINISTRATIVE AGENT.

         3.1 As of the Effective Date St. Paul Bank hereby resigns its position as Administrative Agent under the Credit Agreement.

         3.2 The Syndication Parties, acting unanimously, and the Borrower hereby waive the requirements of Section 13.21 of the Credit Agreement that the Administrative Agent must provide at least sixty (60) days' prior written notice of its intention to resign from such position, and they hereby accept St. Paul Bank's resignation.

         3.3 The Syndication Parties hereby unanimously appoint CoBank to serve as Successor Agent commencing as of the Effective Date, and CoBank hereby accepts such appointment as contemplated by, and subject to the provisions of,
Section 13.21 of the Credit Agreement.

         3.4 In accordance with Section 13.21 of the Credit Agreement, CoBank hereby advises Borrower of the information required by Subsection 14.4.2 of the Credit Agreement, as follows:

                          14.4.2 ADMINISTRATIVE AGENT:

                             CoBank, ACB
                             5500 S. Quebec Street
                             Englewood, CO 80111
                             FAX: 303/694-5830
                             Attention: Mary Lee Dennis

4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

5. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 31, 1999 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all documentation in connection herewith.

6. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.


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7. GENERAL PROVISIONS.

         7.1 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, restated promissory notes, to carry out or evidence the purposes of this Amendment Agreement.

         7.2 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified herein, and each other Loan Document are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.

8. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement (Term Loan) to be executed by their duly authorized officers as of the Effective Date.

                                       BORROWER:

                                       CENEX HARVEST STATES COOPERATIVES, a
                                       cooperative corporation formed under the laws of the State of Minnesota


                                       By: /s/ T. F. Baker
                                           -------------------------------------
                                       Name: T. F. Baker
                                       Title: Executive Vice President Finance
                                       and Administration


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                                       ADMINISTRATIVE AGENT:

                                       COBANK, ACB


                                       By: /s/ Greg Somerhalder
                                           -------------------------------------
                                       Name: Greg Somerhalder
                                       Title: Vice President



                                  SYNDICATION PARTIES:

                                  COBANK, ACB



                                  By: /s/ Greg Somerhalder
                                      --------------------------------------
                                  Name: Greg Somerhalder
                                  Title: Vice President

                                  Contact Name: Greg Somerhalder
                                  Title: Vice President
                                  Address:    245 North Waco
                                              Wichita, KS 67202
                                  Phone No.: 316/290-2052
                                  Fax No.: 316/290-2006

                                  Payment Instructions:
                                         CoBank, ACB
                                         ABA No.: 307088754
                                         Acct. Name: CoBank, ACB
                                         Account No.: 22274433
                                         Attn: Marshall Allen
                                         Reference: Cenex Harvest States


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                                  ST. PAUL BANK FOR COOPERATIVES



                                  By: /s/ Jeff Swanhorst
                                      --------------------------------------
                                  Name: Jeff Swanhorst
                                  Title: Associate Vice President

                                  Contact Name: Jeff Swanhorst
                                  Title: Associate Vice President
                                  Address:    375 Jackson Street
                                              St. Paul, MN 55101-1849
                                  Phone No.: 612/282-8205
                                  Fax No.: 612/282-8249

                                  Payment Instructions:
                                         St. Paul Bank for Cooperatives
                                         ABA No.: 296090471
                                         Acct. Name: Cenex Harvest States
                                         Account No.: 271998
                                         Reference: Scott Malm